Exhibit 10.19

AMENDMENT NO. 2

TO

MODUSLINK GLOBAL SOLUTIONS, INC.

2005 NON-EMPLOYEE DIRECTOR PLAN

The 2005 Non-Employee Director Plan (the “Plan”) of ModusLink Global Solutions, Inc., a Delaware corporation (the “Corporation”), is hereby amended as follows:

1.	Section 5(b) is hereby deleted in its entirety, so that no further Annual Grants shall be made under the Plan after the date of this amendment.

2.	Section 5(c) is hereby amended by deleting the words “and the Annual Grants” from the second sentence of such Section 5(c).

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Adopted by the Board of Directors on

September 23, 2009